UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2018

TEAM, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the — Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the — Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2018, the Compensation Committee of the Board of Directors of Team, Inc. (the “Company”) approved a new form of award agreement (the “New Award Agreement”) to be used for new restricted stock units granted to executive officers pursuant to the Team, Inc. 2018 Equity Incentive Plan. Except as described below, the terms and conditions of the New Award Agreement are materially consistent with the Form of Stock Unit Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 17, 2013, which is incorporated herein by reference (the “Previous Award Agreement”). Under the New Award Agreement, the definition of Serious Misconduct is expanded to explicitly include certain additional items, including the unauthorized destruction of Company assets, fraudulent acts, untruthful or materially misleading representations regarding financial information, insubordination, disparagement of the Company and willful failure to comply with Company harassment and discrimination policies. Acceptance of the New Award Agreement requires the executive officer to also accept a separate Protected Information, Inventions and Non-Solicitation Agreement with Non-Compete (“PIINS Agreement”), which is incorporated into the New Award Agreement and which replaces the non-competition and non-solicitation language included in the Previous Award Agreement. The PIINS Agreement sets forth provisions regarding the executive officers’ obligations not to disclose the Company’s confidential information, solicit the Company’s employees or customers and compete with the Company. The PIINS Agreement remains in effect during the executive officers’ employment and for a period of one year after separation of employment, except that this period is two years after separation of employment for executive officers in the position of Senior Vice President level and above at the time of the notice of the executive’s separation from employment. The definition of Returnable Share Value under the New Award Agreement now encompasses a two-year look-back period for executive officers in the position of Senior Vice President level and above, but remains a one-year look-back period for all others.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, INC.

By:	/s/ André C. Bouchard
André C. Bouchard
Executive Vice President, Chief Legal Officer and Secretary
Dated: November 19, 2018